UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

August 2023 Distributions

On August 31, 2023, ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), declared distributions in the amount of $0.1449 per share for each class of its outstanding shares issued as part of the Company’s ongoing private placement offering of up to $2.165 billion of common shares of beneficial interest (“Common Shares”) (the “Private Offering”). The distributions for each class of Common Shares are payable to shareholders of record immediately following the close of business on August 31, 2023 and will be paid in cash on or around September 15, 2023.

The Company’s current distribution from operations to investors represents a 6.36% annualized return based on the current net asset value (“NAV”) per share.

Acquisition

On August 31, 2023, the Company, through its operating partnership, ExchangeRight Income Fund Operating Partnership, LP (the “Operating Partnership”), acquired 15 properties via a merger agreement with ExchangeRight Net Leased Portfolio 22 DST, a Delaware Statutory Trust (the “Seller”), that qualified for tax-deferred exchange treatment under Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”), that was previously managed by ExchangeRight Real Estate, LLC, a California limited liability company, which is the Company’s sponsor and the sole member and manager of the Trustee, together with its subsidiaries, on behalf of investors for a total purchase price of $83.8 million. In connection with this acquisition, the Company assumed a $43.5 million interest-only mortgage loan at a fixed-rate of 4.32% which matures on July 1, 2028. Also in connection with the acquisition, certain former investors of the Seller performed a tax-deferred exchange of their ownership interests in the Seller into common units of limited partnership interest in the Operating Partnership (the "OP Units") pursuant to Section 721 of the Code resulting in the issuance of $18.2 million of OP Units. The Company, through its Operating Partnership, now owns 352 properties in 34 states.

Rent Collection

The Company has collected 100% of its rents due from all of its tenants through August 2023. The Company has now received 100% of the rent due from its tenants since its inception.

Status of Private Offering

As indicated above, the Company is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of Common Shares. Pursuant to the Private Offering, the Company is offering its Class I, Class A, and Class S Common Shares. As of August 31, 2023, the Company has issued an aggregate of 15,841,268 Common Shares in the Private Offering for total consideration of $430.2 million. Of these issued Common Shares, 5,686,664 Class I Common Shares and 9,818,514 Class A Common Shares remained outstanding as of August 31, 2023. The following table lists the Common Shares issued and total consideration received to date in the Private Offering for each class of Common Shares:

	Common Shares	Total
Share Class	Issued	Consideration
Class I	5,863,676	$153,338,514
Class A	9,977,592	276,862,461
Class S	-	-
Total for Private Offering	15,841,268	$430,200,975

As of August 31, 2023, there was up to $1.509 billion of Common Shares available for future issuance in the Private Offering, before selling commissions and expenses after calculating capital raised from other sources and the issuance of common units of limited partnership interest in the Operating Partnership. The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	September 12, 2023	By:	/s/ David Fisher
David Fisher Executive Managing Principal